Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended March 31, 2010
TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Income	4

Funds From Operations	5

Condensed Consolidated Balance Sheets	6

Key Ratios and Supplemental Information	7

Net Income and Funds From Operations – Supplemental Detail	8

Portfolio Listing	15

Same Property Information	18

Square Feet Expiring:
Office	19
Retail	20
Industrial	21

Top 25 Largest Tenants	22

Inventory of Land Held	23

Inventory of Residential Lots	25

Inventory of Multi-Family Units Held for Sale	27

Debt Outstanding	28

Reconciliations of Non-GAAP Financial Measures	29

Discussion of Non-GAAP Financial Measures	34
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions; leasing risks; the financial condition of existing tenants; competition from other developers or investors; the risks associated with development projects; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The words “believes,” “expects,” “anticipates,” “estimates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

News Release
FOR IMMEDIATE RELEASE

CONTACT:

James A. Fleming	Cameron Golden
Executive Vice President and	Director of Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1150	(404) 407-1984
jimfleming@cousinsproperties.com	camerongolden@cousinsproperties.com
Website address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER ENDED MARCH 31, 2010
          ATLANTA (May 10, 2010) – Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended March 31, 2010. All per share amounts are reported on a diluted basis; basic per share data is included in the Condensed Consolidated Statements of Income accompanying this release.
          Funds from Operations Available to Common Stockholders (“FFO”) was $14.0 million, or $0.14 per share, for the first quarter of 2010 compared with FFO of $7.6 million, or $0.15 per share, for the first quarter of 2009.
          Net Loss Available to Common Stockholders was $(1.6) million, or $(0.02) per share, for the first quarter of 2010 compared with Net Income Available to Common Stockholders of $160.6 million, or $3.13 per share, for the first quarter of 2009. During the first quarter of 2009, the Company recognized approximately $167 million of deferred gain related to a joint venture that holds several retail properties.
          First quarter 2010 highlights of the Company included the following:
•	Sold nine outparcels at three retail centers, generating FFO of approximately $4.7 million.

•	Closed 19 units at its 10 Terminus Place condominium project, generating FFO of approximately $2.2 million.

•	Sold Glenmore Garden Villas in Charlotte, North Carolina, generating FFO of approximately $369,000.

•	Sold 53 acres of land at Jefferson Mill Business Park, generating FFO of approximately $328,000.

•	Increased the percent leased of Lakeside Ranch Business Park to 77% upon execution of a lease with Owens & Minor for 223,000 square feet.
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191 Peachtree Street NE • Suite 3600 • Atlanta, Georgia 30303-1740 • 404/407-1000 • FAX 404/407-1002

CUZ Reports First Quarter Results

May 10, 2010
•	Executed or renewed leases covering approximately 232,000 square feet of office space and 162,000 square feet of retail space.

•	Amended its Credit and Term Facilities to provide more financial flexibility.

Other highlights subsequent to quarter end included the following:

•	Restructured its interest in Terminus 200 in a transaction that reduced its ownership from 50% to 20% and simultaneously extended the construction loan.

•	Executed a lease for the top five floors of Terminus 200.

•	Executed a 459,000 square foot lease with a Fortune 1000 Company at Jefferson Mill Business Park, bringing this building to 100% leased.

•	Sold 44 acres of land at King Mill Distribution Park.
          At March 31, 2010, the Company’s portfolio of operational office buildings was 88% leased, its portfolio of operational retail centers was 85% leased and its operational industrial buildings were 64% leased. After the Jefferson Mill Business Park lease discussed above, the percentage leased of the Company’s operational industrial buildings increased to 85%.
          “We made good progress during the quarter in selling outparcels and non-core assets in order to improve our overall financial position,” said Larry Gellerstedt, CEO of Cousins. “We have also been rewarded in our leasing efforts in spite of the struggling economy, showing improvement in the leasing percentages of each of our product types. We are pleased with these trends and will work diligently throughout the year to ensure that they continue.”
          The Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.
          The Company will conduct a conference call at 2:00 p.m. (Eastern Time) on Tuesday, May 11, 2010, to discuss the results of the quarter ended March 31, 2010. The number to call for this interactive teleconference is (212) 231-2901. A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21463750. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q1 2010 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s website for 14 days.
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CUZ Reports First Quarter Results

May 10, 2010
          Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office, multi-family, retail and land development projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 3,500 multi-family units and more than 60 single-family neighborhoods. The Company is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more, please visit www.cousinsproperties.com.
          Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions; leasing risks; the financial condition of existing tenants; competition from other developers or investors; the risks associated with development projects; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.
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COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2010	2009
REVENUES:
Rental property revenues	$37,213	$37,509
Fee income	8,338	8,044
Multi-family residential unit sales	10,146	—
Residential lot and outparcel sales	13,819	2,548
Interest and other	124	986

	69,640	49,087

COSTS AND EXPENSES:
Rental property operating expenses	15,184	17,313
Multi-family residential unit cost of sales	7,970	—
Residential lot and outparcel cost of sales	9,096	1,730
General and administrative expenses	9,950	9,418
Separation expenses	68	344
Reimbursed general and administrative expenses	4,418	4,228
Depreciation and amortization	13,895	13,056
Interest expense	9,781	10,430
Other	1,328	1,546

	71,690	58,065

LOSS ON EXTINGUISHMENT OF DEBT	(592)	—

LOSS FROM CONTINUING OPERATIONS BEFORE TAXES, UNCONSOLIDATED JOINT VENTURES AND SALE OF INVESTMENT PROPERTIES	(2,642)	(8,978)

BENEFIT FOR INCOME TAXES FROM OPERATIONS	1,146	3,941

INCOME FROM UNCONSOLIDATED JOINT VENTURES	2,920	1,820

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	1,424	(3,217)

GAIN ON SALE OF INVESTMENT PROPERTIES	756	167,434

INCOME FROM CONTINUING OPERATIONS	2,180	164,217

LOSS FROM DISCONTINUED OPERATIONS	—	(7)

NET INCOME	2,180	164,210

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(526)	(412)

NET INCOME ATTRIBUTABLE TO CONTROLLING INTEREST	1,654	163,798

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,227)	(3,227)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(1,573)	$160,571

NET INCOME (LOSS) PER COMMON SHARE — BASIC AND DILUTED	$(0.02)	$3.13

DIVIDENDS DECLARED PER COMMON SHARE	$0.09	$0.25

WEIGHTED AVERAGE SHARES — BASIC AND DILUTED	100,069	51,350

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009
(Unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2010	2009
Net Income (Loss) Available to Common Stockholders	$(1,573)	$160,571
Depreciation and amortization:
Consolidated properties	13,895	13,056
Share of unconsolidated joint ventures	2,294	2,158
Depreciation of furniture, fixtures and equipment:
Consolidated properties	(571)	(968)
Share of unconsolidated joint ventures	(6)	(10)
Gain on sale of investment properties:
Consolidated	(756)	(167,434)
Share of unconsolidated joint ventures	—	(28)
Gain on sale of undepreciated investment properties	697	209

Funds From Operations Available to Common Stockholders	$13,980	$7,554

Per Common Share — Basic and Diluted:

Net Income (Loss) Available	$(.02)	$3.13

Funds From Operations	$.14	$.15

Weighted Average Shares	100,069	51,350

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)

	March 31, 2010	December 31, 2009
	(Unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $246,129 and $233,091 in 2010 and 2009, respectively	$991,762	$1,006,760
Land held for investment or future development	135,313	137,233
Residential lots	62,894	62,825
Multi-family units held for sale	21,295	28,504

Total properties	1,211,264	1,235,322

CASH AND CASH EQUIVALENTS	30,349	9,464
RESTRICTED CASH	3,128	3,585
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $6,400 and $5,734 in 2010 and 2009, respectively	45,775	49,678
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	145,352	146,150
OTHER ASSETS	49,609	47,353

TOTAL ASSETS	$1,485,477	$1,491,552

LIABILITIES AND EQUITY
NOTES PAYABLE	$580,979	$590,208
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	61,688	56,577
DEFERRED GAIN	4,393	4,452
DEPOSITS AND DEFERRED INCOME	9,615	7,465

TOTAL LIABILITIES	656,675	658,702

COMMITMENTS AND CONTINGENT LIABILITIES

REDEEMABLE NONCONTROLLING INTERESTS	12,689	12,591

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2010 and 2009	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2010 and 2009	94,775	94,775
Common stock, $1 par value, 150,000,000 shares authorized, 104,436,442 and 103,352,382 shares issued in 2010 and 2009, respectively	104,436	103,352
Additional paid-in capital	667,597	662,216
Treasury stock at cost, 3,570,082 shares in 2010 and 2009	(86,840)	(86,840)
Accumulated other comprehensive loss on derivative instruments	(9,549)	(9,517)
Distributions in excess of net income	(61,956)	(51,402)

TOTAL STOCKHOLDERS’ INVESTMENT	783,290	787,411

Nonredeemable noncontrolling interests	32,823	32,848

TOTAL EQUITY	816,113	820,259

TOTAL LIABILITIES AND EQUITY	$1,485,477	$1,491,552

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD	2010 1st

		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	217,441	17,672	7,590	160,571	(81,313)	(57,088)	(7,782)	14,388	(1,573)

		FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING CERTAIN LOSSES ON EXTINGUISHMENT OF DEBT	74,469	48,437	61,014	7,554	(64,895)	(41,935)	7,316	(91,960)	13,980

		BASIC WEIGHTED AVERAGE COMMON SHARES	50,907	51,857	51,331	51,350	51,615	59,403	99,155	65,495	100,069
		DILUTED WEIGHTED AVERAGE COMMON SHARES	52,705	53,059	51,728	51,350	51,615	59,403	99,155	65,495	100,069
		NET INCOME (LOSS) PER COMMON SHARE — BASIC	4.27	0.34	0.15	3.13	(1.58)	(0.96)	(0.08)	0.22	(0.02)
		NET INCOME (LOSS) PER COMMON SHARE — DILUTED	4.13	0.33	0.15	3.13	(1.58)	(0.96)	(0.08)	0.22	(0.02)
		FFO PER COMMON SHARE — BASIC	1.46	0.93	1.19	0.15	(1.26)	(0.71)	0.07	(1.40)	0.14
		FFO PER COMMON SHARE — DILUTED	1.41	0.91	1.18	0.15	(1.26)	(0.71)	0.07	(1.40)	0.14
(A	)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	13,421	18,979	24,032	3,531	3,748	2,066	4,339	13,684	1,037
		REGULAR COMMON DIVIDENDS:
		CASH	75,495	76,782	69,807	12,838	4,283	2,617	2,972	22,710	2,997
		COMMON STOCK	—	—	—	—	8,551	6,364	5,933	20,848	5,984
		SPECIAL COMMON DIVIDEND	175,470	—	—	—	—	—	—	—	—
		REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.36	0.25	0.25	0.15	0.09	0.74	0.09
		SPECIAL COMMON DIVIDEND PER SHARE	3.40	—	—	—	—	—	—	—	—
		COMMON STOCK PRICE AT PERIOD END	35.27	22.10	13.85	6.44	8.50	8.28	7.63	7.63	8.31
		NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	51,748	51,280	51,352	51,342	52,293	98,970	99,782	99,782	100,866
		PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	25.90	22.38	12.24	13.70	15.01	20.53	20.96	20.96	23.04
		NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	4,000	4,000	2,993	2,993	2,993	2,993	2,993	2,993	2,993
		PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	25.53	20.59	12.00	13.16	14.73	19.53	20.90	20.90	21.97
		NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	4,000	4,000	3,791	3,791	3,791	3,791	3,791	3,791	3,791
		COMMON EQUITY MARKET CAPITALIZATION	1,825,152	1,133,288	711,225	330,642	444,491	819,472	761,337	761,337	838,196
		PREFERRED EQUITY MARKET CAPITALIZATION	205,720	171,880	82,126	90,894	100,766	135,485	141,965	141,965	152,247
(B	)	ADJUSTED DEBT (1)	376,516	773,482	1,073,953	1,084,051	1,086,793	839,562	732,163	732,163	722,744

		TOTAL MARKET CAPITALIZATION	2,407,388	2,078,650	1,867,304	1,505,587	1,632,050	1,794,518	1,635,465	1,635,465	1,713,187

		ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	16%	37%	58%	72%	67%	47%	45%	45%	42%
(B	)	RECOURSE DEBT (1)	226,855	205,658	491,603	502,396	580,939	334,658	222,507	222,507	215,544
		RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	9%	10%	26%	33%	36%	19%	14%	14%	13%
		COMMON EQUITY MARKET CAPITALIZATION	1,825,152	1,133,288	711,225	330,642	444,491	819,472	761,337	761,337	838,196
		PREFERRED EQUITY MARKET CAPITALIZATION	205,720	171,880	82,126	90,894	100,766	135,485	141,965	141,965	152,247
(B	)	TOTAL DEBT (INCLUDING SHARE OF JV’S) (1)	487,234	846,355	1,139,113	1,147,217	1,148,294	899,201	787,263	787,263	776,229

		TOTAL MARKET CAPITALIZATION	2,518,106	2,151,523	1,932,464	1,568,753	1,693,551	1,854,157	1,690,565	1,690,565	1,766,672

		TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	19%	39%	59%	73%	68%	49%	47%	47%	44%
		VARIOUS COVENANTS AS DEFINED UNDER THE COMPANY’S CREDIT FACILITY:
		LEVERAGE RATIO	29%	45%	51%	54%	52%	41%	40%	40%	41%
		COVENANT REQUIREMENT — NO GREATER THAN	60%	60%	60%	60%	60%	60%	60%	60%	55%
		FIXED CHARGES RATIO	2.4	2.5	2.2	2.1	2.0	1.8	1.7	1.7	1.9
		COVENANT REQUIREMENT — NO LESS THAN	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.3

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD	2010 1st

		CONSOLIDATED ENTITY FFO AND NET INCOME:
		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		OFFICE:
(C	)	CONSOLIDATED PROPERTIES (1):
		191 PEACHTREE	1,964	9,349	11,339	789	1,561	2,432	1,943	6,725	2,845
		AMERICAN CANCER SOCIETY CENTER	11,774	11,959	14,547	3,791	3,151	3,449	2,671	13,062	2,675
		TERMINUS 100	0	5,000	16,386	3,311	4,750	3,478	2,952	14,491	3,720
		ONE GEORGIA CENTER	(219)	(109)	2,650	1,039	1,039	1,100	1,127	4,305	1,029
		THE POINTS AT WATERVIEW	2,124	2,179	2,127	509	515	536	490	2,050	460
		LAKESHORE PARK PLAZA	922	1,794	2,141	567	545	540	534	2,186	561
		MERIDIAN MARK PLAZA	4,475	4,339	4,504	958	972	947	945	3,822	917
		555 NORTH POINT CENTER EAST	1,771	1,882	1,989	501	531	528	503	2,063	482
		333 NORTH POINT CENTER EAST	1,183	1,287	1,449	417	426	426	416	1,685	406
		200 NORTH POINT CENTER EAST	839	1,490	1,484	378	393	423	412	1,606	417
		100 NORTH POINT CENTER EAST	1,035	1,320	1,529	391	423	361	216	1,391	319
		600 UNIVERSITY PARK PLACE	1,107	1,557	1,679	394	394	396	369	1,553	418
		GALLERIA 75	897	649	591	22	67	65	107	261	55
		COSMOPOLITAN CENTER	13	341	459	139	129	138	148	554	115
		8995 WESTSIDE PARKWAY	1,263	1,278	1,307	192	(18)	(58)	(2)	114	(43)
		INHIBITEX	917	912	910	220	226	225	225	896	224
		221 PEACHTREE CENTER GARAGE	0	510	639	124	103	157	81	465	100

		SUBTOTAL — OFFICE CONSOLIDATED	30,065	45,738	65,730	13,742	15,207	15,143	13,137	57,229	14,700

(G	)	JOINT VENTURE PROPERTIES (1):
		PRESBYTERIAN MEDICAL PLAZA	106	116	87	18	15	20	15	68	16
		OTHER — CP VENTURE TWO	157	(1)	0	(5)	0	0	0	(5)	0
		TEN PEACHTREE PLACE	2,239	2,020	2,099	526	541	561	557	2,185	571
		GATEWAY VILLAGE — PREFERRED RETURN	1,208	1,208	1,208	302	302	302	302	1,208	302
		EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,586	3,601	3,623	909	930	902	875	3,616	894
		PALISADES WEST — BUILDINGS 1 AND 2	(11)	127	427	1,172	1,276	1,287	1,233	4,968	1,215
		TERMINUS 200	0	0	115	21	17	20	0	58	0
		OTHER	11,344	(65)	(86)	(18)	(4)	(19)	(7)	(48)	(22)

		SUBTOTAL — OFFICE JOINT VENTURE	18,629	7,006	7,473	2,925	3,077	3,074	2,975	12,051	2,976

		SUBTOTAL — OFFICE CONSOLIDATED & JOINT VENTURE	48,694	52,744	73,203	16,667	18,284	18,217	16,112	69,280	17,676

		RETAIL:
(C	)	CONSOLIDATED PROPERTIES (1):
		THE AVENUE CARRIAGE CROSSING	5,835	6,774	6,714	1,140	1,255	955	1,450	4,800	1,082
		THE AVENUE WEBB GIN	1,653	5,558	5,967	1,469	1,503	1,307	1,304	5,583	1,484
		SAN JOSE MARKETCENTER	3,846	6,450	7,089	1,693	1,721	1,700	1,874	6,988	1,883
		THE AVENUE FORSYTH	0	0	2,527	1,025	955	821	896	3,697	1,588
		TIFFANY SPRINGS MARKETCENTER	0	0	1,257	803	900	919	707	3,329	741
		PROPERTIES CONTRIBUTED TO CP VENTURE FIVE (AVENUE FUND)	9,068	(45)	30	0	0	0	0	0	0

		SUBTOTAL — RETAIL CONSOLIDATED	20,402	18,736	23,584	6,130	6,334	5,702	6,231	24,397	6,778

(G	)	JOINT VENTURE PROPERTIES (1):
		NORTH POINT MARKETCENTER	668	613	588	140	166	58	83	447	105
		GREENBRIER MARKETCENTER	534	511	532	140	131	130	142	543	142
		LOS ALTOS MARKETCENTER	358	345	303	63	53	49	40	205	56
		MANSELL CROSSING II	153	72	(6)	0	0	0	0	0	0
		THE AVENUE EAST COBB	1,382	723	710	176	168	176	141	661	154
		THE AVENUE PEACHTREE CITY	843	491	458	117	110	109	118	454	117
		THE AVENUE WEST COBB	1,132	685	586	133	123	109	132	497	130
		THE AVENUE VIERA	947	620	625	155	148	148	127	578	153
		VIERA MARKETCENTER	198	208	197	52	54	52	47	205	48
		THE AVENUE MURFREESBORO	0	554	3,413	937	948	1,011	1,099	3,995	1,071

		SUBTOTAL — RETAIL JOINT VENTURE	6,215	4,822	7,406	1,913	1,901	1,842	1,929	7,585	1,976

		SUBTOTAL — RETAIL CONSOLIDATED & JOINT VENTURE	26,617	23,558	30,990	8,043	8,235	7,544	8,160	31,982	8,754

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD	2010 1st

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (Continued):
(C	)	INDUSTRIAL (1):
		KING MILL — BUILDING 3	405	1,155	923	236	236	283	292	1,047	339
		LAKESIDE RANCH — BUILDING 20	0	794	768	176	190	164	197	727	247
		JEFFERSON MILL — BUILDING A	0	0	(149)	(57)	(57)	(47)	(45)	(206)	(53)

		SUBTOTAL INDUSTRIAL CONSOLIDATED	405	1,949	1,542	355	369	400	444	1,568	533

(C	)	OTHER RENTAL OPERATIONS (1):
		OTHER	203	82	(69)	(31)	26	(15)	50	30	18

		SUBTOTAL OTHER CONSOLIDATED	203	82	(69)	(31)	26	(15)	50	30	18

		TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	75,920	78,333	105,666	25,034	26,914	26,146	24,766	102,860	26,981

(D	)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1)	16,666	(568)	(611)	(7)	0	3	0	(4)	0

(E	)	RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET OF COST OF SALES (1):
		LOT SALES NET OF COST OF SALES — CONSOLIDATED	2,877	1,124	827	236	180	0	65	481	130
		LOT SALES NET OF COST OF SALES — JOINT VENTURES	8,217	1,822	795	95	210	211	15	531	520

		TOTAL LOT SALES NET OF COS	11,094	2,946	1,622	331	390	211	80	1,012	650

		OUTPARCEL SALES NET OF COST OF SALES — CONSOLIDATED	1,656	1,017	2,390	582	1,125	171	39	1,917	4,593
		OUTPARCEL SALES NET OF COST OF SALES — JOINT VENTURES	0	0	0	0	0	0	0	0	86

		TOTAL OUTPARCEL SALES NET OF COS	1,656	1,017	2,390	582	1,125	171	39	1,917	4,679

		TRACT SALES NET OF COST OF SALES — CONSOLIDATED	2,481	4,977	9,204	96	746	349	(6)	1,185	697
		TRACT SALES NET OF COST OF SALES — JOINT VENTURES	6,675	651	3,192	235	0	4	25	264	46

		TOTAL TRACT SALES NET OF COS	9,156	5,628	12,396	331	746	353	19	1,449	743

		OTHER INVESTMENT PROPERTY SALES NET OF COST OF SALES — CONSOLIDATED	11,867	8,184	1,407	113	0	0	(55)	58	0

		TOTAL OTHER INVESTMENT PROPERTY SALES NET OF COS	11,867	8,184	1,407	113	0	0	(55)	58	0

		TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET OF COST OF SALES	33,773	17,775	17,815	1,357	2,261	735	83	4,436	6,072

(F	)	MULTI-FAMILY SALES, NET OF COST OF SALES (1):
		MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED	3,731	144	1,114	0	0	1,856	3,356	5,212	2,176
		MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES	10,343	(185)	1,892	(1)	2	0	114	115	117

		TOTAL MULTI-FAMILY FFO	14,074	(41)	3,006	(1)	2	1,856	3,470	5,327	2,293

		DEVELOPMENT INCOME
		DEVELOPMENT INCOME — COUSINS PROPERTIES SERVICES (2)	468	446	452	150	73	136	181	540	109
		DEVELOPMENT INCOME — OTHER	4,117	5,435	17,306	795	810	755	459	2,819	496

		TOTAL DEVELOPMENT INCOME	4,585	5,881	17,758	945	883	891	640	3,359	605

		MANAGEMENT FEES
		MANAGEMENT FEES — COUSINS PROPERTIES SERVICES (2)	14,625	17,202	16,929	4,293	4,275	3,931	3,416	15,915	3,690
		MANAGEMENT FEES — OTHER	9,812	7,580	8,475	2,313	2,162	2,224	2,029	8,728	2,748

		TOTAL MANAGEMENT FEES	24,437	24,782	25,404	6,606	6,437	6,155	5,445	24,643	6,438

		LEASING & OTHER FEES
		LEASING & OTHER FEES — COUSINS PROPERTIES SERVICES (2)	5,496	5,290	3,539	493	613	2,365	1,539	5,010	855
		LEASING & OTHER FEES — OTHER	947	361	961	0	239	99	456	794	440

		TOTAL LEASING & OTHER FEES	6,443	5,651	4,500	493	852	2,464	1,995	5,804	1,295

		TERMINATION FEES	631	5,193	407	359	1,097	261	0	1,717	8

		INTEREST INCOME & OTHER	742	1,236	3,751	627	188	414	79	1,308	116

		GAIN (LOSS) ON EXTINGUISHMENT OF DEBT AND INTEREST RATE SWAP	0	0	0	0	12,498	0	(2,766)	9,732	(592)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD	2010 1st

		GENERAL & ADMINISTRATIVE EXPENSES:
		GENERAL & ADMINISTRATIVE EXPENSES	(34,677)	(31,260)	(29,985)	(7,607)	(8,082)	(6,556)	(3,953)	(26,198)	(8,017)
		GENERAL & ADMINISTRATIVE EXPENSES — COUSINS PROPERTIES SERVICES (2)	(7,859)	(9,383)	(7,589)	(1,779)	(1,835)	(2,593)	(1,417)	(7,624)	(1,901)
		REIMBURSED GENERAL & ADMINISTRATIVE EXPENSES	(7,129)	(5,783)	(5,207)	(1,452)	(1,334)	(1,389)	(1,203)	(5,378)	(1,859)
		REIMBURSED GENERAL & ADMINISTRATIVE EXPENSES -COUSINS PROPERTIES SERVICES (2)	(8,927)	(11,384)	(11,072)	(2,776)	(2,696)	(2,590)	(2,066)	(10,128)	(2,559)
		COMMISSION ON DEVELOPMENT FEE	0	0	(3,414)	(32)	(31)	(31)	(32)	(126)	(32)
		SEPARATION EXPENSES	0	0	(1,186)	(344)	(2,026)	(724)	(163)	(3,257)	(68)

		TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(58,592)	(57,810)	(58,453)	(13,990)	(16,004)	(13,883)	(8,834)	(52,711)	(14,436)

		INTEREST EXPENSE:
		CONSOLIDATED DEBT:
		CREDIT FACILITY	(10,855)	(11,322)	(8,129)	(2,407)	(2,666)	(2,605)	(921)	(8,599)	(1,037)
		UNSECURED TERM LOAN	0	(1,977)	(5,952)	(1,387)	(1,647)	(1,552)	(1,506)	(6,092)	(1,616)
		THE AMERICAN CANCER SOCIETY CENTER	0	(3,027)	(9,007)	(2,215)	(2,240)	(2,264)	(2,263)	(8,982)	(2,215)
		333 & 555 NORTH POINT CENTER	(2,121)	(2,072)	(2,020)	(496)	(494)	(490)	(486)	(1,966)	(482)
		MERIDIAN MARK PLAZA	(1,991)	(1,959)	(1,923)	(475)	(473)	(470)	(468)	(1,886)	(465)
		600 UNIVERSITY PARK	(995)	(983)	(966)	(239)	(238)	(237)	(236)	(950)	(235)
		100 NORTH POINT CENTER EAST	(932)	(780)	(681)	(170)	(170)	(170)	(171)	(681)	(170)
		200 NORTH POINT CENTER EAST	(826)	(736)	(680)	(170)	(170)	(170)	(171)	(681)	(170)
		LAKESHORE PARK PLAZA	(631)	(612)	(788)	(285)	(284)	(282)	(281)	(1,132)	(280)
		THE POINTS AT WATERVIEW	(1,051)	(1,070)	(1,029)	(254)	(252)	(251)	(250)	(1,007)	(248)
		TERMINUS 100	0	(2,358)	(11,203)	(2,802)	(2,802)	(2,802)	(2,802)	(11,208)	(2,802)
		SAN JOSE MARKETCENTER	0	(448)	(4,894)	(1,226)	(279)	0	0	(1,505)	0
		KING MILL	(293)	(469)	(493)	(82)	0	0	0	(82)	0
		JEFFERSON MILL	(23)	(218)	(272)	(47)	0	0	0	(47)	0
		2005 TERMINUS CONSTRUCTION FACILITY	(2,598)	(3,265)	0	0	0	0	0	0	0
		BRIDGE LOAN	0	(855)	0	0	0	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING	(7,447)	(2)	0	0	0	0	0	0	0
		THE AVENUE EAST COBB	(1,546)	0	0	0	0	0	0	0	0
		OTHER	(363)	(6)	(8)	(1)	(100)	(99)	(111)	(311)	(61)
		CAPITALIZED	20,553	23,343	14,894	1,826	1,255	599	56	3,736	0

		SUBTOTAL — CONSOLIDATED	(11,119)	(8,816)	(33,151)	(10,430)	(10,560)	(10,793)	(9,610)	(41,393)	(9,781)

(G	)	JOINT VENTURES DEBT (1):
		NORTH POINT MARKETCENTER	(231)	0	0	0	0	0	0	0	0
		THE AVENUE EAST COBB	(634)	(350)	(345)	(85)	(85)	(85)	(84)	(339)	(84)
		TEN PEACHTREE PLACE	(806)	(794)	(781)	(193)	(192)	(191)	(190)	(766)	(189)
		CRAWFORD LONG MEDICAL OFFICE BUILDING	(1,579)	(1,554)	(1,529)	(378)	(376)	(374)	(373)	(1,501)	(371)
		THE AVENUE MURFREESBORO	0	(442)	(1,442)	(224)	(216)	(220)	(201)	(861)	(197)
		GLENMORE GARDEN VILLAS	0	0	0	(28)	(28)	(28)	0	(84)	0
		TEMCO ASSOCIATES	(146)	(139)	(132)	(32)	(32)	(28)	(30)	(122)	(26)
		CL REALTY	0	(99)	(246)	(82)	(71)	(31)	(31)	(215)	(32)
		HANDY ROAD ASSOCIATES	(138)	0	(92)	(23)	(23)	0	0	(46)	0

		SUBTOTAL — JOINT VENTURE	(3,534)	(3,378)	(4,567)	(1,045)	(1,023)	(958)	(909)	(3,935)	(899)

		TOTAL INTEREST EXPENSE	(14,653)	(12,194)	(37,718)	(11,475)	(11,583)	(11,751)	(10,519)	(45,328)	(10,680)

		OTHER EXPENSES — CONTINUING OPERATIONS — CONSOLIDATED:
		PROPERTY TAXES & OTHER HOLDING COSTS	(524)	(579)	(1,482)	(681)	(1,095)	(1,634)	(1,420)	(4,830)	(825)
		PREDEVELOPMENT & OTHER	(2,287)	(2,689)	(4,567)	(865)	(3,337)	(89)	(4,022)	(8,313)	(503)
		NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS (MINORITY INTEREST)	(4,130)	(1,656)	(2,378)	(412)	(698)	(531)	(611)	(2,252)	(526)
		IMPAIRMENT LOSS — CONSOLIDATED	0	0	(2,100)	0	(36,500)	(4,012)	0	(40,512)	0
		IMPAIRMENT LOSS — JOINT VENTURE INVESTMENTS	0	0	0	0	(28,130)	(22,928)	0	(51,058)	0

		TOTAL OTHER EXPENSES	(6,941)	(4,924)	(10,527)	(1,958)	(69,760)	(29,194)	(6,053)	(106,965)	(1,854)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD	2010 1st

(G	)	OTHER EXPENSES — JOINT VENTURES (1):
		IMPAIRMENT LOSS	0	0	(347)	0	(2,619)	(21,563)	0	(24,182)	0
		OTHER INCOME (EXPENSE), NET	(248)	(1,252)	372	(172)	(589)	(343)	(175)	(1,279)	392

		TOTAL OTHER EXPENSES — JOINT VENTURES	(248)	(1,252)	25	(172)	(3,208)	(21,906)	(175)	(25,461)	392

		INCOME TAX (PROVISION)/BENEFIT:
		BENEFIT (PROVISION) FROM CONTINUING OPERATIONS	(4,193)	4,423	8,770	3,941	31,427	5,459	2,607	43,434	1,206
		VALUATION ALLOWANCE	0	0	0	0	(42,720)	(5,513)	458	(47,775)	(60)
(D	)	DISCONTINUED OPERATIONS (1)	(2)	0	0	0	0	0	0	0	0

		TOTAL INCOME TAX (PROVISION)/BENEFIT	(4,195)	4,423	8,770	3,941	(11,293)	(54)	3,065	(4,341)	1,146

		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS:
		CONSOLIDATED	(2,911)	(2,768)	(3,724)	(968)	(938)	(833)	(643)	(3,382)	(571)
(D	)	DISCONTINUED OPERATIONS (1)	0	(25)	(19)	0	0	0	0	0	0
(G	)	JOINT VENTURES (1)	(12)	(5)	(79)	(10)	(14)	(10)	(12)	(46)	(6)

		TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,923)	(2,798)	(3,822)	(978)	(952)	(843)	(655)	(3,428)	(577)

		PREFERRED STOCK DIVIDENDS	(15,250)	(15,250)	(14,957)	(3,227)	(3,227)	(3,228)	(3,225)	(12,907)	(3,227)

		FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF CERTAIN DEBT	74,469	48,437	61,014	7,554	(64,895)	(41,935)	7,316	(91,960)	13,980

		LOSS ON EXTINGUISHMENT OF DEBT ASSOCIATED WITH PROPERTY SALES	(18,207)	0	0	0	0	0	0	0	0

		FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	56,262	48,437	61,014	7,554	(64,895)	(41,935)	7,316	(91,960)	13,980

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
		CONTINUING OPERATIONS	3,012	5,535	10,799	167,434	801	406	(4)	168,637	756
(E	)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES (1)	(14,348)	(13,161)	(10,611)	(209)	(746)	(349)	61	(1,243)	(697)
		DISCONTINUED OPERATIONS	86,495	18,095	2,472	0	146	7	(6)	147	0
(G	)	JOINT VENTURES (1)	135,618	1,186	0	28	(16)	0	0	12	0

		TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	210,777	11,655	2,660	167,253	185	64	51	167,553	59

		DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
		CONSOLIDATED	(27,913)	(37,028)	(49,201)	(12,088)	(14,443)	(13,035)	(12,885)	(52,451)	(13,324)
(D	)	DISCONTINUED OPERATIONS (1)	(12,866)	(821)	(467)	0	0	0	0	0	0
(G	)	JOINT VENTURES (1)	(8,819)	(4,571)	(6,416)	(2,148)	(2,160)	(2,182)	(2,264)	(8,754)	(2,288)

		TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(49,598)	(42,420)	(56,084)	(14,236)	(16,603)	(15,217)	(15,149)	(61,205)	(15,612)

		NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	217,441	17,672	7,590	160,571	(81,313)	(57,088)	(7,782)	14,388	(1,573)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES (3)	2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD	2010 1st

COUSINS’ SHARE OF CP VENTURE TWO LLC:
OFFICE PORTFOLIO	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

RETAIL PORTFOLIO	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
PRESBYTERIAN MEDICAL PLAZA	106	116	87	18	15	20	15	68	16
OTHER	157	(1)	0	(5)	0	0	0	(5)	0

SUBTOTAL OFFICE	263	115	87	13	15	20	15	63	16

RETAIL:
NORTH POINT MARKETCENTER	668	613	588	140	166	58	83	447	105
GREENBRIER MARKETCENTER	534	511	532	140	131	130	142	543	142
LOS ALTOS MARKETCENTER	358	345	303	63	53	49	40	205	56
MANSELL CROSSING II	153	72	(6)	0	0	0	0	0	0

SUBTOTAL RETAIL	1,713	1,541	1,417	343	350	237	265	1,195	303

TOTAL REVENUES LESS OPERATING EXPENSES	1,976	1,656	1,504	356	365	257	280	1,258	319
INTEREST EXPENSE	(231)	0	0	0	0	0	0	0	0
OTHER, NET	(20)	(2)	0	0	(2)	38	4	40	20
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,725	1,654	1,504	356	363	295	284	1,298	339
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(670)	(477)	(549)	(107)	(109)	(106)	(106)	(428)	(105)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	736	1,224	0	12	0		0	12	0

NET INCOME	1,791	2,401	955	261	254	189	178	882	234

COUSINS’ SHARE OF CP VENTURE FIVE:	40.63%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
THE AVENUE EAST COBB	1,382	723	710	176	168	176	141	661	154
THE AVENUE PEACHTREE CITY	843	491	458	117	110	109	118	454	117
THE AVENUE WEST COBB	1,132	685	586	133	123	109	132	497	130
THE AVENUE VIERA	947	620	625	155	148	148	127	578	153
VIERA MARKETCENTER	198	208	197	52	54	52	47	205	48

TOTAL REVENUES LESS OPERATING EXPENSES	4,502	2,727	2,576	633	603	594	565	2,395	602
INTEREST EXPENSE	(634)	(350)	(345)	(85)	(85)	(85)	(84)	(339)	(84)
OTHER, NET	(19)	76	23	0	0	6	29	35	7

FUNDS FROM OPERATIONS	3,849	2,453	2,254	548	518	516	510	2,092	525
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,018)	(1,205)	(1,203)	(271)	(207)	(238)	(234)	(950)	(236)

NET INCOME	1,831	1,248	1,051	277	311	278	276	1,142	289

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES:	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,239	2,020	2,099	526	541	561	557	2,185	571
INTEREST EXPENSE	(806)	(794)	(781)	(193)	(192)	(191)	(190)	(766)	(189)

FUNDS FROM OPERATIONS	1,433	1,226	1,318	333	349	369	367	1,418	382
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,060)	(1,052)	(1,044)	(260)	(261)	(260)	(262)	(1,043)	(264)

NET INCOME	373	174	274	73	88	109	105	375	118

COUSINS’ SHARE OF GATEWAY VILLAGE (4):

FUNDS FROM OPERATIONS — PREFERRED RETURN	1,208	1,208	1,208	302	302	302	302	1,208	302
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(32)	(32)	(32)	(8)	(8)	(8)	(8)	(32)	(8)

NET INCOME	1,176	1,176	1,176	294	294	294	294	1,176	294

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES (3)	2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD	2010 1st

COUSINS’ SHARE OF CRAWFORD LONG — CPI:	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,586	3,601	3,623	909	930	902	875	3,616	894
OTHER, NET	0	0	0	0	0	1	0	1	0
INTEREST EXPENSE	(1,579)	(1,554)	(1,529)	(378)	(376)	(374)	(373)	(1,501)	(371)

FUNDS FROM OPERATIONS	2,007	2,047	2,094	531	554	528	502	2,115	523
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,468)	(1,352)	(1,287)	(312)	(307)	(303)	(304)	(1,226)	(300)

NET INCOME	539	695	807	219	247	226	198	890	223

COUSINS’ SHARE OF AVENUE MURFREESBORO:		50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	554	3,413	937	948	1,011	1,099	3,995	1,071
OUTPARCEL SALES NET OF COST OF SALES	0	0	0	0	0	0	0	0	86
OTHER, NET	0	0	27	0	0	0	0	0	0
INTEREST EXPENSE	0	(442)	(1,442)	(224)	(216)	(220)	(201)	(861)	(197)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(4)	(16)	(5)	(5)	(5)	(5)	(20)	(5)

FUNDS FROM OPERATIONS	0	108	1,982	708	727	786	893	3,114	955
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(310)	(1,946)	(618)	(638)	(637)	(682)	(2,575)	(689)

NET INCOME (LOSS)	0	(202)	36	90	89	149	211	539	266

COUSINS’ SHARE OF PALISADES WEST LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	(11)	127	427	1,172	1,276	1,287	1,233	4,968	1,215
OTHER, NET	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(11)	127	427	1,172	1,276	1,287	1,233	4,968	1,215
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(170)	(532)	(586)	(610)	(652)	(2,380)	(670)

NET INCOME (LOSS)	(11)	127	257	640	690	677	581	2,588	545

COUSINS’ SHARE OF TERMINUS 200:		50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	115	21	17	20	0	58	0
OTHER, NET	0	(193)	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	(20,932)	0	(20,932)	0

FUNDS FROM OPERATIONS	0	(193)	115	21	17	(20,912)	0	(20,874)	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(121)	(30)	(30)	(20)	0	(80)	0

NET INCOME (LOSS)	0	(193)	(6)	(9)	(13)	(20,932)	0	(20,954)	0

COUSINS’ SHARE OF 50 BISCAYNE, LLC:	40%	40%	40%	40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	10,172	(3,327)	2,144	0	0	0	59	59	123
OTHER, NET	171	3,142	(252)	(1)	2	0	55	56	(6)

FUNDS FROM OPERATIONS & NET INCOME (LOSS)	10,343	(185)	1,892	(1)	2	0	114	115	117

COUSINS’ SHARE OF OTHER:

REVENUES LESS OPERATING EXPENSES	11,344	(65)	(86)	(18)	(4)	(19)	(7)	(48)	(22)
INTEREST EXPENSE	0	0	0	(28)	(28)	(28)	0	(84)	0
OTHER, NET	(42)	(42)	(74)	(26)	(25)	(82)	4	(129)	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(12)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	11,290	(107)	(160)	(72)	(57)	(129)	(3)	(261)	(22)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,458)	(19)	(19)	(5)	(5)	(5)	(5)	(20)	(5)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	134,882	(41)	0	16	(16)	0	0	0	0

NET INCOME (LOSS)	142,714	(167)	(179)	(61)	(78)	(135)	(8)	(282)	(27)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES (3)	2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD	2010 1st

COUSINS’ SHARE OF TEMCO ASSOCIATES:	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	7,523	697	1,037	0	0	4	0	4	0
INTEREST EXPENSE	(146)	(139)	(132)	(32)	(32)	(28)	(30)	(122)	(26)
OTHER, NET	125	(274)	(234)	(168)	(212)	(73)	(109)	(562)	641
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(63)	(5)	(9)	(5)	(7)	(26)	(1)
IMPAIRMENT LOSS	0	0	(22)	0	0	(631)	0	(631)	0

FUNDS FROM OPERATIONS	7,502	284	586	(205)	(253)	(734)	(146)	(1,338)	614
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(114)	(123)	(45)	(5)	(9)	5	(11)	(20)	(11)

NET INCOME (LOSS)	7,388	161	541	(210)	(262)	(728)	(157)	(1,357)	603

COUSINS’ SHARE OF CL REALTY, LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	6,629	1,736	2,795	335	178	228	192	933	546
INTEREST EXPENSE	0	(99)	(246)	(82)	(71)	(31)	(31)	(215)	(32)
OTHER, NET	(137)	(638)	658	29	(343)	(233)	(103)	(650)	(276)
IMPAIRMENT LOSS	0	0	(325)	0	(2,619)	0	0	(2,619)	0

FUNDS FROM OPERATIONS	6,492	999	2,882	282	(2,855)	(37)	58	(2,552)	238
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	6,492	999	2,882	282	(2,855)	(37)	58	(2,552)	238

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	739	41	155	(5)	32	(17)	(152)	(142)	20
OTHER, NET	0	0	(1)	0	0	0	0	0	0

FUNDS FROM OPERATIONS	739	41	154	(5)	32	(17)	(152)	(142)	20
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	739	41	154	(5)	32	(17)	(152)	(142)	20

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	(138)	0	(92)	(23)	(23)	0	0	(46)	0
OTHER, NET	(155)	(175)	(27)	(7)	(7)	0	0	(14)	0

FUNDS FROM OPERATIONS	(293)	(175)	(119)	(30)	(30)	0	0	(60)	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	(293)	(175)	(119)	(30)	(30)	0	0	(60)	0

NOTES:

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins Properties Services is the Company’s third-party management business which provides management, leasing and development of commercial office properties for third-party owners. Cousins Properties Services does not include management, leasing and development services for the Company’s joint venture properties or development fees associated with various other unrelated third parties.

(3)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(4)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of March 31, 2010

					Percent Leased
					(Fully Executed)		Economic Occupancy (a)
				Company’s	Prior	Current	Prior	Current
	Metropolitan		Rentable	Ownership	Quarter	Quarter	Quarter	Quarter
Property Description	Area	State	Square Feet	Interest	End	End	End	End
I. OFFICE OPERATING PROPERTIES
191 Peachtree Tower	Atlanta	Georgia	1,219,000	100.00%	75%	75%	69%	69%
Gateway Village (b)	Charlotte	North Carolina	1,065,000	50.00%	100%	100%	100%	100%
The American Cancer Society Center	Atlanta	Georgia	993,000	100.00%	83%	86%	83%	83%
Terminus 100	Atlanta	Georgia	656,000	100.00%	94%	93%	94%	92%
One Georgia Center (b)	Atlanta	Georgia	376,000	88.50%	95%	95%	95%	95%
Emory University Hospital Midtown Medical Office Tower	Atlanta	Georgia	358,000	50.00%	98%	98%	97%	98%
Ten Peachtree Place (b)	Atlanta	Georgia	260,000	50.00%	94%	94%	94%	94%
Palisades West Building 1	Austin	Texas	216,000	50.00%	100%	100%	100%	100%
The Points at Waterview	Dallas	Texas	203,000	100.00%	93%	94%	93%	94%
Lakeshore Park Plaza (c)	Birmingham	Alabama	196,000	100.00%	95%	97%	95%	97%
Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	91%	91%	91%	91%
Palisades West Building 2	Austin	Texas	157,000	50.00%	31%	86%	24%	31%
555 North Point Center East	Atlanta	Georgia	152,000	100.00%	96%	96%	96%	96%
333 North Point Center East	Atlanta	Georgia	130,000	100.00%	95%	95%	95%	95%
200 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	100%	100%	100%
100 North Point Center East	Atlanta	Georgia	128,000	100.00%	89%	91%	89%	89%
600 University Park Place (c)	Birmingham	Alabama	123,000	100.00%	97%	97%	97%	97%
Galleria 75	Atlanta	Georgia	111,000	100.00%	57%	65%	57%	54%
Cosmopolitan Center	Atlanta	Georgia	84,000	100.00%	88%	90%	88%	90%
Presbyterian Medical Plaza	Charlotte	North Carolina	69,000	11.50%	78%	78%	78%	78%
8995 Westside Parkway	Atlanta	Georgia	51,000	100.00%	23%	23%	23%	23%
Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%	100%	100%

Total Office Operating Portfolio			6,888,000			88%		85%

OFFICE DEVELOPMENT PROPERTY
Terminus 200 (b)	Atlanta	Georgia	565,000	50.00% (d)	9%	10% (e)	9%	9%

Total Office Development Portfolio			565,000

TOTAL OFFICE, OPERATING AND DEVELOPMENT			7,453,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of March 31, 2010

					Percent Leased
					(Fully Executed)		Economic Occupancy (a)
				Company’s	Prior	Current	Prior	Current
	Metropolitan		Rentable	Ownership	Quarter	Quarter	Quarter	Quarter
Property Description	Area	State	Square Feet	Interest	End	End	End	End
II. RETAIL OPERATING PROPERTIES
The Avenue Murfreesboro	Nashville	Tennessee	751,000	50.00%	79%	80%	78%	79%
The Avenue Carriage Crossing (c)	Memphis	Tennessee	511,000	100.00%	92%	91%	89%	91%
The Avenue Forsyth (b)	Atlanta	Georgia	472,000	88.50%	67%	70%	66%	67%
North Point MarketCenter	Atlanta	Georgia	401,000	10.32%	98%	98%	80%	89%
Greenbrier MarketCenter	Chesapeake	Virginia	376,000	10.32%	100%	100%	100%	100%
The Avenue Viera	Viera	Florida	332,000	11.50%	94%	91%	94%	91%
The Avenue Webb Gin	Atlanta	Georgia	322,000	100.00%	87%	88%	84%	84%
The Avenue West Cobb	Atlanta	Georgia	257,000	11.50%	83%	87%	83%	82%
Tiffany Springs MarketCenter (b)	Kansas City	Missouri	238,000	88.50%	75%	79%	74%	78%
The Avenue East Cobb	Atlanta	Georgia	230,000	11.50%	95%	95%	95%	93%
San Jose MarketCenter	San Jose	California	213,000	100.00%	99%	99%	97%	97%
The Avenue Peachtree City	Atlanta	Georgia	183,000	11.50%	96%	94%	96%	94%
Viera MarketCenter	Viera	Florida	178,000	11.50%	95%	95%	95%	95%
Los Altos MarketCenter	Long Beach	California	157,000	10.32%	75%	100%	59%	59%

TOTAL RETAIL OPERATING PROPERTIES			4,621,000			85%		83%

III. INDUSTRIAL OPERATING PROPERTIES
King Mill Distribution Park — Building 3 (b)	Atlanta	Georgia	796,000	75.00%	85%	85%	65%	85%
Lakeside Ranch Business Park — Building 20 (c)	Dallas	Texas	749,000	100.00%	48%	77%	48%	47%
Jefferson Mill Business Park — Building A (b)	Atlanta	Georgia	459,000	75.00%	0%	0% (f)	0%	0%

TOTAL INDUSTRIAL OPERATING PROPERTIES			2,004,000			64%		51%

TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			14,078,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of March 31, 2010

		Company	Weighted	Percent Leased -
		Share of	Portfolio	Fully Executed
	Rentable	Rentable	Ownership	Excludes
	Square Feet	Square Feet	%	Development Properties
SUMMARY BY TYPE
Office	7,453,000	6,038,000	60%	88%
Retail	4,621,000	2,283,000	23%	85%
Industrial	2,004,000	1,690,000	17%	64%

TOTAL	14,078,000	10,011,000	100%

SUMMARY BY STATE
Georgia	8,544,000	6,589,000	66%	80%
Texas	1,325,000	1,139,000	11%	83%
Tennessee	1,262,000	887,000	9%	86%
North Carolina	1,134,000	540,000	5%	100%
Alabama	319,000	319,000	3%	97%
California	370,000	229,000	2%	99%
Missouri	238,000	211,000	2%	79%
Florida	510,000	58,000	1%	93%
Virginia	376,000	39,000	1%	100%

	14,078,000	10,011,000	100%

(a)	Economic Occupancy represents the percentage of a property’s square footage where rental revenue is being recognized. It excludes leases that are executed but whose term has not commenced.

(b)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(c)	These properties are shown as 100% owned by the Company; however, they are owned in a joint venture with a third party who may receive a participation in operations and/or on sale of the property depending upon achievement of certain thresholds.

(d)	Subsequent to quarter end, the Company’s partner in the joint venture was replaced and the Company’s interest in the joint venture was reduced to 20%.

(e)	Subsequent to quarter end, this joint venture executed a new lease for the top five floors of this building.

(f)	Subsequent to quarter end, this joint venture executed a lease for 100% of the building.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	First Quarter 2010 vs			3 Months
	Fourth Quarter 2009			2010 vs 2009
	Office	Retail	Total	Office	Retail	Total

Rental Property Revenues (1) less Operating Expenses	6.6%	7.0%	6.7%	4.4%	-1.6%	2.0%

Cash Basis Rental Property Revenues (2) less Operating Expenses	7.8%	7.9%	7.8%	5.8%	-2.0%	2.6%

Note: The following properties are included in the same property portfolio:	Office
	191 Peachtree Tower	333 Northpoint Center East
	Gateway Village	200 Northpoint Center East
	The American Cancer Society Center	100 Northpoint Center East
	Terminus 100	600 University Park Place
	One Georgia Center	Galleria 75
	Emory University Hospital Midtown Medical Office Tower	Cosmopolitan Center
	Ten Peachtree Place	Presbyterian Medical Plaza
	The Points at Waterview	8995 Westside Parkway
	Lakeshore Park Plaza	Inhibitex
	Meridian Mark Plaza	Palisades West Building 1 (1Q to 4Q only)
	555 Northpoint Center East	Palisades West Building 2 (1Q to 4Q only)

Retail

	The Avenue Murfreesboro	The Avenue East Cobb
	The Avenue Carriage Crossing	San Jose MarketCenter
	North Point MarketCenter	The Avenue Peachtree City
	Greenbrier MarketCenter	Viera MarketCenter
	The Avenue Viera	Los Altos MarketCenter
	The Avenue Webb Gin	The Avenue Forsyth (1Q to 4Q only)
	The Avenue West Cobb	Tiffany Springs MarketCenter (1Q to 4Q only)

(1)	Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2010
OFFICE
As of March 31, 2010, the Company’s office portfolio included 22 commercial office buildings, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these office buildings was approximately seven years as of March 31, 2010. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2019 &
	2010	2011	2012	2013	2014	2015	2016	2017	2018	Thereafter	Total

Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring	216,846	460,883	215,371	527,571	269,001	357,747	728,422	443,850	261,770	1,587,372	5,068,833
% of Leased Space	4%	9%	4%	10%	5%	7%	15%	9%	5%	32%	100%
Annual Contractual Rent (000’s) (1)	$2,745	$5,458	$3,153	$9,037	$4,556	$6,611	$13,326	$10,625	$6,897	$32,783	$95,191
Annual Contractual Rent/Sq. Ft. (1)	$12.66	$11.84	$14.64	$17.13	$16.94	$18.48	$18.29	$23.94	$26.35	$20.65	$18.78

Wholly Owned:
Square Feet Expiring	213,020	449,317	172,680	374,762	241,776	334,503	187,083	361,859	199,431	1,205,091	3,739,522 (2)
% of Leased Space	6%	12%	5%	10%	6%	9%	5%	10%	5%	32%	100%
Annual Contractual Rent (000’s) (1)	$2,680	$5,283	$2,364	$6,167	$3,924	$6,293	$3,305	$8,552	$5,465	$26,116	$70,149
Annual Contractual Rent/Sq. Ft. (1)	$12.58	$11.76	$13.69	$16.46	$16.23	$18.81	$17.66	$23.63	$27.40	$21.67	$18.76

Joint Venture:
Square Feet Expiring	4,612	25,094	106,398	291,116	52,320	33,364	1,079,059	163,981	122,850	545,063	2,423,857 (3)
% of Leased Space	0%	1%	4%	12%	2%	2%	45%	7%	5%	22%	100%
Annual Contractual Rent (000’s) (1)	$80	$392	$2,071	$5,592	$1,242	$512	$20,005	$4,146	$2,844	$10,979	$47,863
Annual Contractual Rent/Sq. Ft. (1)	$17.36	$15.61	$19.46	$19.21	$23.74	$15.34	$18.54	$25.29	$23.15	$20.14	$19.75

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Rentable square feet leased as of March 31, 2010 out of approximately 4,387,000 total rentable square feet.

(3)	Rentable square feet leased as of March 31, 2010 out of approximately 2,501,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2010
RETAIL
As of March 31, 2010, the Company’s retail portfolio included 14 retail properties. The weighted average remaining lease term of these retail properties was approximately eight years as of March 31, 2010. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2019 &
	2010	2011	2012	2013	2014	2015	2016	2017	2018	Thereafter	Total

Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	64,735	85,573	80,524	52,583	47,060	105,427	332,824	183,964	330,387	657,074	1,940,151
% of Leased Space	3%	4%	4%	3%	2%	5%	18%	10%	17%	34%	100%
Annual Contractual Rent (000’s) (2)	$679	$2,225	$1,785	$1,326	$1,121	$2,613	$8,646	$5,419	$7,565	$11,065	$42,444
Annual Contractual Rent/Sq. Ft. (2)	$10.48	$26.00	$22.16	$25.21	$23.83	$24.79	$25.98	$29.46	$22.90	$16.84	$21.88

Wholly Owned:
Square Feet Expiring (1)	25,714	62,415	46,259	12,699	10,529	49,678	299,403	137,757	62,557	253,516	960,527 (3)
% of Leased Space	3%	6%	5%	1%	1%	6%	31%	14%	7%	26%	100%
Annual Contractual Rent (000’s) (2)	$351	$1,838	$1,080	$329	$278	$1,471	$7,934	$4,438	$1,613	$3,133	$22,465
Annual Contractual Rent/Sq. Ft. (2)	$13.65	$29.45	$23.36	$25.91	$26.36	$29.62	$26.50	$32.21	$25.79	$12.36	$23.39

Joint Venture:
Square Feet Expiring (1)	151,356	216,954	294,189	171,424	200,858	327,638	203,031	238,163	463,543	866,488	3,133,644 (4)
% of Leased Space	5%	7%	9%	5%	6%	11%	6%	8%	15%	28%	100%
Annual Contractual Rent (000’s) (2)	$2,144	$3,549	$5,842	$4,381	$4,438	$6,497	$4,061	$5,068	$10,148	$14,381	$60,509
Annual Contractual Rent/Sq. Ft. (2)	$14.17	$16.36	$19.86	$25.56	$22.10	$19.83	$20.00	$21.28	$21.89	$16.60	$19.31

(1)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of March 31, 2010 out of approximately 1,046,000 total gross leasable area.

(4)	Gross leasable area leased as of March 31, 2010 out of approximately 3,575,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of March 31, 2010
INDUSTRIAL
As of March 31, 2010, the Company’s industrial portfolio included three buildings. The weighted average remaining lease term of these properties was approximately four years as of March 31, 2010. The leases provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2012	2015	2016	Total

Company’s % share of Joint Venture Properties:
Square Feet Expiring	355,621	508,050	223,190	1,086,861
% of Leased Space	33%	46%	21%	100%
Annual Contractual Rent (000’s) (1)	$1,149	$1,471	$714	$3,334
Annual Contractual Rent/Sq. Ft. (1)	$3.23	$2.90	$3.20	$3.07

Joint Venture:
Square Feet Expiring	355,621	677,400	223,190	1,256,211 (2)
% of Leased Space	28%	54%	18%	100%
Annual Contractual Rent (000’s) (1)	$1,149	$1,962	$714	$3,825
Annual Contractual Rent/Sq. Ft. (1)	$3.23	$2.90	$3.20	$3.04

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Rentable square feet leased as of March 31, 2010 out of approximately 2,004,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET OF TOTAL PORTFOLIO
As of March 31, 2010

			Percentage of Total
			Portfolio at the	Average Remaining Lease Term
	Tenant (1)	Product Type	Company’s Share (2)	(Years)
1.	Bank of America (3)	Office	5.5%	6.8
2.	Briggs & Stratton Corporation	Industrial	5.2%	5.0
3.	HD Supply	Industrial	3.7%	2.2
4.	Deloitte & Touche	Office	3.2%	14.2
5.	American Cancer Society	Office	2.8%	12.3
6.	Georgia Department of Transportation	Office	2.7%	9.3
7.	Owens & Minor Distribution, Inc	Industrial	2.3%	5.9
8.	US South Communications	Office	1.3%	1.0
9.	Internap Network Services	Office	1.2%	10.1
10.	AGL Services Company	Office	1.2%	3.0
11.	MedAssets Net Revenue Systems, LLC	Office	1.1%	5.0
12.	Dimensional Fund Advisors	Office	1.1%	13.5
13.	Bombardier Aerospace Corporation	Office	1.0%	2.9
14.	Georgia Lottery Corporation	Office	1.0%	13.3
15.	Barnes & Noble	Retail	1.0%	6.7
16.	Turner Broadcasting System, Inc.	Office	0.9%	1.2
17.	CB Richard Ellis	Office	0.9%	9.3
18.	Emory University	Office	0.8%	6.7
19.	Citigroup	Office	0.7%	8.5
20.	The Gap Inc.	Retail	0.7%	2.0
21.	Premiere Global Services, Inc.	Office	0.7%	8.4
22.	Limited Brands	Retail	0.7%	7.1
23.	KIDS II, Inc.	Office	0.7%	5.8
24.	Best Buy	Retail	0.6%	4.7
25.	PetSmart	Retail	0.6%	7.1

	Total leased square feet of Top 25 Largest Tenants		41.6%	7.1

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage of all office, retail and industrial properties, whether operating, under development or in the lease-up stage.

(3)	The Company’s economic exposure for this tenant is limited through a joint venture arrangement to a fixed return of approximately $1.2 million per year.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of March 31, 2010

		Company’s	Developable			Cost
		Ownership	Land Area		Year	Basis
Description and Location	Zoned Use	Interest	(Acres)		Acquired	($000) (1)
COMMERCIAL INVESTMENTS

Round Rock Land Austin, TX	Retail and Commercial	100%	60		2005	$17,115	(2)

King Mill Distribution Park Suburban Atlanta, GA	Industrial	100%	130	(3)	2005	17,092	(2)

Terminus Atlanta, GA	Mixed Use	100%	4		2005	12,644	(2)

615 Peachtree Street Atlanta, GA	Mixed Use	100%	2		1996	12,492	(2)

Wildwood Office Park Suburban Atlanta, GA	Office and Commercial	50%	36		1971-1989	10,611

Jefferson Mill Business Park Suburban Atlanta, GA	Industrial and Commercial	100%	127	(3)	2006	10,606	(2)

Land Adjacent to The Avenue Forsyth Suburban Atlanta, GA	Retail	94% (4)	15		2007	10,446	(2)

Lakeside Ranch Business Park Dallas, TX	Industrial and Commercial	100% (5)	48		2006	9,819	(2)

549 / 555 / 557 Peachtree Street Atlanta, GA	Mixed Use	100%	1		2004 / 2009	8,794	(2)

North Point Suburban Atlanta, GA	Mixed Use	100%	52		1970-1985	7,603	(2)

Research Park V Austin, TX	Commercial	100%	6		1998	4,956	(2)

Lancaster Dallas, TX	Industrial	100% (5)	47		2007	4,844	(2)

Land Adjacent to The Avenue Murfreesboro Suburban Nashville, TN	Retail	50%	6		2006	2,050

Land Adjacent to The Avenue Carriage Crossing Suburban Memphis, TN	Retail	100% (5)	2		2004	1,969	(2)

Wildwood Office Park Suburban Atlanta, GA	Mixed Use	100%	23		1971-1989	995	(2)

Land Adjacent to The Avenue Webb Gin Suburban Atlanta, GA	Retail	100%	2		2005	946	(2)

TOTAL COMMERCIAL INVESTMENTS			561			132,982

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of March 31, 2010

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000) (1)
RESIDENTIAL INVESTMENTS

Blalock Lakes Suburban Atlanta, GA	Residential	100%	1,205	2008	$9,650	(2)

Paulding County Suburban Atlanta, GA	Residential and Mixed Use	50%	5,518	2005	6,579

Padre Island Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	5,773

Handy Road Associates, LLC Suburban Atlanta, GA	Large Lot Residential	50% (5)	1,187	2004	5,342	(2)

Happy Valley Suburban Atlanta, GA	Residential	50%	228	2003	827

Summer Creek Ranch Forth Worth, TX	Residential and Mixed Use	50%	363	2002	—	(6)

Long Meadow Farms Houston, TX	Residential and Mixed Use	19%	138	2002	—	(6)

Seven Hills Suburban Atlanta, GA	Residential and Mixed Use	50%	112	2002-2005	—	(6)

Waterford Park Rosenberg, TX	Commercial	50%	37	2005	—	(6)

Village Park McKinney, TX	Residential	50%	2	2003-2005	—	(6)

TOTAL RESIDENTIAL INVESTMENTS			8,805		28,171

TOTAL LAND HELD			9,366		$161,153

(1)	Cost Basis reflects the Company’s basis for consolidated properties and the Company’s share of the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(2)	The cost basis of these consolidated properties aggregates to $135,313,000, as reflected on the Condensed Consolidated Balance Sheet.

(3)	A third party is scheduled to purchase 44 acres at King Mill Distribution Park during the second quarter 2010. This same third party has the option to purchase certain other tracts aggregating approximately 145 acres through June 30, 2011, under certain circumstances.

(4)	Ownership percentage reflects blended ownership. A portion of the developable land area is owned 100% by the Company and a portion is owned 88.5% by a consolidated joint venture.

(5)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

(6)	These residential communities have adjacent land that may be sold to third parties in large tracts for residential, multi-family or commercial development. The cost basis of these tracts and the lot inventory are included on the Inventory of Residential Lots schedule.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of March 31, 2010

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)(3)
Cousins Real Estate Corporation (Consolidated)

The Lakes at Cedar Grove	2001	14	906	73	—	—	702	204	$5,100
Fulton County
Suburban Atlanta, GA

Callaway Gardens (50% owned) (4) (5)	2006	10	559	118	1	1	21	538	15,809
Harris County
Pine Mountain, GA

Blalock Lakes (5)	2006	14	154	86	—	—	17	137	38,259
Coweta County
Suburban Atlanta, GA

Longleaf at Callaway (5)	2002	9	138	13	—	—	125	13	384
Harris County
Pine Mountain, GA

River’s Call	1999	12	107	13	—	—	94	13	573
East Cobb County
Suburban Atlanta, GA

Tillman Hall	2008	4	29	24	1	1	5	24	2,769
Gwinnett County
Suburban Atlanta, GA

Total Consolidated			1,893	327	2	2	964	929	62,894

Temco Associates, LLC (50% owned) (6)

Bentwater	1998	13	1,676	5	—	—	1,671	5	16
Paulding County
Suburban Atlanta, GA

The Georgian (75% owned)	2003	21	1,385	259	—	—	288	1,097	23,490
Paulding County
Suburban Atlanta, GA

Seven Hills	2003	12	1,077	332	1	1	635	442	16,656
Paulding County
Suburban Atlanta, GA

Harris Place	2004	8	27	9	—	—	18	9	649
Paulding County
Suburban Atlanta, GA

Total Temco			4,165	605	1	1	2,612	1,553	40,811

CL Realty, L.L.C. (50% owned) (6)

Summer Creek Ranch	2003	21	2,568	187	—	—	796	1,772	22,983
Tarrant County
Fort Worth, TX

Long Meadow Farms (37.5% owned)	2003	12	2,106	144	7	7	614	1,492	13,546
Fort Bend County
Houston, TX

Bar C Ranch	2004	20	1,199	106	16	16	208	991	7,638
Tarrant County
Fort Worth, TX

Summer Lakes	2003	15	1,123	177	—	—	325	798	7,246
Fort Bend County
Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of March 31, 2010

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)(3)
CL Realty, L.L.C., continued

Southern Trails (80% owned)	2005	11	1,027	113	22	22	394	633	$19,656
Brazoria County
Pearland, TX

Village Park	2003	12	560	9	8	8	347	213	6,718
Collin County
McKinney, TX

Waterford Park	2005	7	493	—	—	—	—	493	8,567
Fort Bend County
Rosenberg, TX

Manatee River Plantation	2003	10	457	109	—	—	348	109	2,604
Manatee County
Tampa, FL

Stonewall Estates (50% owned)	2005	9	389	31	9	9	229	160	6,885
Bexar County
San Antonio, TX

Stillwater Canyon	2003	11	335	6	—	—	225	110	2,324
Dallas County
DeSoto, TX

Creekside Oaks	2003	10	301	152	24	24	149	152	3,854
Manatee County
Bradenton, FL

Village Park North	2005	10	189	8	—	—	71	118	2,337
Collin County
McKinney, TX

Bridle Path Estates	2004	10	87	—	—	—	—	87	3,074
Hillsborough County
Tampa, FL

West Park	2005	8	84	—	—	—	21	63	5,306
Cobb County
Suburban Atlanta, GA

Total CL Realty			10,918	1,042	86	86	3,727	7,191	112,738

Total			16,976	1,974	89	89	7,303	9,673	$216,443

Company Share of Total			8,124	995	38	38	3,798	4,325	$120,908

Company Weighted Average Ownership			48%	50%	43%	43%	52%	45%	56%

(1)	This estimate represents the total projected development capacity for a development on owned land. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held schedule.

(3)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(4)	Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(5)	All lots at Longleaf at Callaway and certain lots at Callaway Gardens and Blalock Lakes are sold to a homebuilding venture, of which the Company is a joint venture partner. As a result of this relationship, the Company defers some or all profits until houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of March 31, 2010, 127 houses have been sold by this venture.

(6)	The Company owns 50% of Temco Associates, LLC and CL Realty, L.L.C. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for a description of these entities.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF MULTI-FAMILY UNITS HELD FOR SALE
As of March 31, 2010

	Total
	Units	Units Sold	Units Sold	Total	Remaining	Cost
	Developed /	in Current	Year to	Units	Units to be	Basis
	Purchased	Quarter	Date	Sold	Sold	($000)
10 Terminus Place (1)	137	19	19	74	63	$19,314
Atlanta, GA

60 North Market (2)	28	2	2	25	3	1,981
Asheville, NC

TOTAL CONSOLIDATED MULTI-FAMILY UNITS	165	21	21	99	66	$21,295

(1)	The total units sold does not include four units that closed but do not qualify as sales pursuant to accounting rules.

(2)	The project includes 9,224 square feet of for-sale commercial retail space. The commercial units are not included in the unit totals above but are included in the cost basis.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
AS OF MARCH 31, 2010
($ in thousands)

					Rate	Company’s	Company’s	Total	Weighted
	Total	Ownership	Maturity		End of	Share	Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date		Quarter	Recourse	Non-Recourse (1)	Share	to Maturity
CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 1.75%-2.25%)	$40,000	100%	8/29/2011		5.00% (2)	$40,000	$—	$40,000
UNSECURED TERM LOAN	100,000	100%	8/29/2012		7.01% (3)	100,000		100,000
TERMINUS 100 (INTEREST ONLY)	180,000	100%	10/1/2012		6.13%	5,000	175,000	180,000
THE AMERICAN CANCER SOCIETY CENTER (INTEREST ONLY UNTIL 10/1/2011) (4)	136,000	100%	9/1/2017		6.45%		136,000	136,000
333/555 NORTH POINT CENTER EAST	27,074	100%	11/1/2011		7.00%	27,074		27,074
100/200 NORTH POINT CENTER EAST (INTEREST ONLY UNTIL 7/1/2010)	25,000	100%	6/1/2012		5.39%		25,000	25,000
MERIDIAN MARK PLAZA	22,153	100%	9/1/2010		8.27%		22,153	22,153
LAKESHORE PARK PLAZA	17,815	100%	8/1/2012		5.89%		17,815	17,815
THE POINTS AT WATERVIEW	16,918	100%	1/1/2016		5.66%		16,918	16,918
600 UNIVERSITY PARK	12,477	100%	8/10/2011		7.38%		12,477	12,477
HANDY ROAD ASSOCIATES (PRIME + 1.0%, NOT LESS THAN 6%)	3,374	50%	3/30/2011		6.00%		3,374	3,374
VARIOUS	168	100%	VARIOUS		VARIOUS		168	168

TOTAL CONSOLIDATED	580,979				6.36%	172,074	408,905	580,979	3.5

UNCONSOLIDATED DEBT
CF MURFREESBORO ASSOCIATES (LIBOR +1.15%) ($131MM CONSTRUCTION LOAN)	113,254	50%	7/20/2010		1.40%	26,220	30,407	56,627
TERMINUS 200 LLC (LIBOR + 1.65%) ($138MM CONSTRUCTION LOAN)	77,443	50%	6/6/2011	(5)	1.90%	17,250	21,472	38,722
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	49,463	50%	6/1/2013		5.90%		24,732	24,732
THE AVENUE EAST COBB	35,092	11.5%	8/1/2010		8.39%		4,036	4,036
TEN PEACHTREE PLACE	27,204	50%	4/1/2015		5.39%		13,602	13,602
PINE MOUNTAIN BUILDERS (LIBOR + 4%, NOT LESS THAN 5%)	1,819	50%	6/11/2011		5.00%		910	910
TEMCO:
BENTWATER LINKS (LIBOR + 6.5%)	3,028	50%	5/23/2012		6.75%		1,514	1,514
CL REALTY:
SUMMER LAKES (PRIME + 1.5%)	1,433	50%	8/22/2010		4.75%		717	717
WATERFORD PARK (PRIME + 1.5%)	1,282	50%	5/8/2010	(6)	4.75%		641	641
MCKINNEY VILLAGE PARK (LIBOR + 2.25%)	528	50%	3/28/2011		2.50%		264	264

TOTAL UNCONSOLIDATED	310,546				3.01%	43,470	98,295	141,765	1.5

TOTAL ADJUSTED DEBT	$891,525				5.70%	$215,544	$507,200	$722,744	3.1

INVESTMENT ENTITY DEBT (7)
CHARLOTTE GATEWAY VILLAGE	$106,911	50%	12/1/2016		6.41%	$—	$53,456	$53,456
CL REALTY:
STONEWALL ESTATES (PRIME)	114	25%	5/31/2010		3.25%		29	29

TOTAL INVESTMENT ENTITY DEBT	107,025				6.41%	—	53,485	53,485	6.7

TOTAL	$998,550				5.75%	$215,544	$560,685	$776,229	3.3

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	The interest rate on this instrument is LIBOR plus a spread of 1.75% to 2.25%, based on certain calculations. The Company has an interest rate swap which effectively fixes $40 million of LIBOR-based floating rate debt at 2.995%. The rate at the end of the quarter represents the swap rate plus a spread of 2.00%. This loan may be extended for one year, provided certain conditions are met.

(3)	The interest rate on this instrument is LIBOR plus a spread of 1.75% to 2.25%, based on certain calculations. The Company entered into an interest rate swap that effectively fixes the underlying LIBOR rate at 5.01%. Rate at the end of the quarter represents the swap rate plus a spread of 2.00%.

(4)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.

(5)	Subsequent to quarter end, the loan was amended and the amount outstanding was reduced by payment of guarantees by the Company and its partner. The term was extended, the amount available was reduced and the spread over LIBOR increased to 2.50%. In addition, the joint venture was restructured, the Company’s partner was replaced and the Company’s interest in the joint venture was reduced to 20%. The Company and the new partner made capital contributions which further reduced the principal balance. As of May 5, 2010 the outstanding principal balance was $37.8 million.

(6)	An extension of this loan is currently under negotiation.

(7)	An investment entity is defined as an entity where the Company (a) has a fixed commitment to the venture, (b) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings and (c) is not the managing member of the venture. Investment entity debt is not included in any of the financial covenant calculations in the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
First Quarter 2010 Compared to Fourth Quarter 2009
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	Q4 2009	Q1 2010	% Change	Q4 2009	Q1 2010	% Change	Q4 2009	Q1 2010	% Change	Q4 2009	Q1 2010	Q4 2009	Q1 2010

RENTAL PROPERTY REVENUES	$41,918	$42,239		$23,854	$24,858		$65,772	$67,097		$1,130	$1,205	$66,902	$68,302

RENTAL PROPERTY OPERATING EXPENSES	18,086	16,844		7,876	7,761		25,962	24,605		553	547	26,515	25,152

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$23,832	$25,395	6.6%	$15,978	$17,097	7.0%	$39,810	$42,492	6.7%	$577	$658	$40,387	$43,150

RENTAL PROPERTY REVENUES	$41,918	$42,239		$23,854	$24,858		$65,772	$67,097		$1,130	$1,205	$66,902	$68,302
Less: STRAIGHT-LINE RENTS	1,465	1,258		639	571		2,104	1,829		(5)	38	2,099	1,867
AMORTIZATION OF LEASE INDUCEMENTS	(283)	(295)		0	(18)		(283)	(313)		(10)	(10)	(293)	(323)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	7	20		0	0		7	20		0	0	7	20

CASH BASIS RENTAL PROPERTY REVENUES (1)	40,729	41,256		23,215	24,305		63,944	65,561		1,145	1,177	65,089	66,738

RENTAL PROPERTY OPERATING EXPENSES	18,086	16,844		7,876	7,761		25,962	24,605		553	547	26,515	25,152

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$22,643	$24,412	7.8%	$15,339	$16,544	7.9%	$37,982	$40,956	7.8%	$592	$630	$38,574	$41,586

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$41,918	$42,239		$23,854	$24,858		$65,772	$67,097		$1,130	$1,205	$66,902	$68,302
RENTAL PROPERTY OPERATING EXPENSES	18,086	16,844		7,876	7,761		25,962	24,605		553	547	26,515	25,152

	$23,832	$25,395		$15,978	$17,097		$39,810	$42,492		$577	$658	$40,387	$43,150

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$19,862	$22,029
DISCONTINUED OPERATIONS (3)												0	0
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												4,904	4,952

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												24,766	26,981
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												15,621	16,169

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$40,387	$43,150

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Three Months 2010 Compared to Three Months 2009
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	3M 2009	3M 2010	% Change	3M 2009	3M 2010	% Change	3M 2009	3M 2010	% Change	3M 2009	3M 2010	3M 2009	3M 2010

RENTAL PROPERTY REVENUES	$39,252	$38,924		$22,656	$21,445		$61,908	$60,369		$6,968	$7,933	$68,876	$68,302

RENTAL PROPERTY OPERATING EXPENSES	17,253	15,959		7,647	6,677		24,900	22,636		2,339	2,516	27,239	25,152

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$21,999	$22,965	4.4%	$15,009	$14,768	-1.6%	$37,008	$37,733	2.0%	$4,629	$5,417	$41,637	$43,150

RENTAL PROPERTY REVENUES	$39,252	$38,924		$22,656	$21,445		$61,908	$60,369		$6,968	$7,933	$68,876	$68,302
Less: STRAIGHT-LINE RENTS	1,204	948		298	376		1,502	1,324		391	540	1,893	1,864
AMORTIZATION OF LEASE INDUCEMENTS	(248)	(295)		7	(12)		(241)	(307)		(10)	(16)	(251)	(323)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(19)	20		0	0		(19)	20		0	0	(19)	20

CASH BASIS RENTAL PROPERTY REVENUES (1)	38,315	38,251		22,351	21,081		60,666	59,332		6,587	7,409	67,253	66,741

RENTAL PROPERTY OPERATING EXPENSES	17,253	15,959		7,647	6,677		24,900	22,636		2,339	2,516	27,239	25,152

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$21,062	$22,292	5.8%	$14,704	$14,404	-2.0%	$35,766	$36,696	2.6%	$4,248	$4,893	$40,014	$41,589

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$39,252	$38,924		$22,656	$21,445		$61,908	$60,369		$6,968	$7,933	$68,876	$68,302
RENTAL PROPERTY OPERATING EXPENSES	17,253	15,959		7,647	6,677		24,900	22,636		2,339	2,516	27,239	25,152

	$21,999	$22,965		$15,009	$14,768		$37,008	$37,733		$4,629	$5,417	$41,637	$43,150

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$20,196	$22,029
DISCONTINUED OPERATIONS (3)												(7)	0
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												4,838	4,952

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												25,027	26,981
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												16,610	16,169

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL
PROPERTY OPERATING EXPENSES												$41,637	$43,150

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD	2010 1st

(A	)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
		TOTAL BY TYPE:
		SECOND GENERATION LEASING RELATED COSTS	12,355	18,145	15,984	676	718	1,884	1,881	5,159	928
		SECOND GENERATION BUILDING IMPROVEMENTS	1,066	834	8,048	2,855	3,030	182	2,458	8,525	109

			13,421	18,979	24,032	3,531	3,748	2,066	4,339	13,684	1,037

		TOTAL BY SEGMENT:
		OFFICE:
		SECOND GENERATION LEASING RELATED COSTS	9,332	18,130	15,984	676	705	656	707	2,744	334
		SECOND GENERATION BUILDING IMPROVEMENTS	1,066	834	8,048	2,855	3,030	182	2,458	8,525	594

			10,398	18,964	24,032	3,531	3,735	838	3,165	11,269	928

		RETAIL:
		SECOND GENERATION LEASING RELATED COSTS	3,023	15	0	0	13	1,228	1,174	2,415	109
		SECOND GENERATION BUILDING IMPROVEMENTS	0	0	0	0	0	0	0	0	0

			3,023	15	0	0	13	1,228	1,174	2,415	109

		TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	13,421	18,979	24,032	3,531	3,748	2,066	4,339	13,684	1,037

(B	)	ADJUSTED DEBT:

		CONSOLIDATED DEBT	315,149	676,189	942,239	945,269	943,792	700,700	590,208	590,208	580,979
		SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	172,085	170,166	196,874	201,948	204,502	198,501	197,055	197,055	195,250

		TOTAL DEBT INCLUDING SHARE OF JV’S	487,234	846,355	1,139,113	1,147,217	1,148,294	899,201	787,263	787,263	776,229
		SHARE OF INVESTMENT ENTITY DEBT	(110,718)	(72,873)	(65,160)	(63,166)	(61,501)	(59,639)	(55,100)	(55,100)	(53,485)

		ADJUSTED DEBT	376,516	773,482	1,073,953	1,084,051	1,086,793	839,562	732,163	732,163	722,744

		RECOURSE DEBT	226,855	205,658	491,603	502,396	580,939	334,658	222,507	222,507	215,544
		NON-RECOURSE DEBT	149,661	567,824	582,350	581,655	505,854	504,904	509,656	509,656	507,200

		ADJUSTED DEBT	376,516	773,482	1,073,953	1,084,051	1,086,793	839,562	732,163	732,163	722,744

(C	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:

		OFFICE CONSOLIDATED PROPERTIES	30,065	45,738	65,730	13,742	15,207	15,143	13,137	57,229	14,700
		RETAIL CONSOLIDATED PROPERTIES	20,402	18,736	23,584	6,130	6,334	5,702	6,231	24,397	6,778
		INDUSTRIAL CONSOLIDATED PROPERTIES	405	1,949	1,542	355	369	400	444	1,568	533
		OTHER RENTAL OPERATIONS — CONSOLIDATED	203	82	(69)	(31)	26	(15)	50	30	18

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES — CONSOLIDATED	51,075	66,505	90,787	20,196	21,936	21,230	19,862	83,224	22,029

		RENTAL PROPERTY REVENUES	85,031	112,645	147,394	37,509	37,095	38,632	36,553	149,789	37,213
		RENTAL PROPERTY OPERATING EXPENSES	(33,956)	(46,139)	(56,607)	(17,313)	(15,159)	(17,402)	(16,691)	(66,565)	(15,184)

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	51,075	66,506	90,787	20,196	21,936	21,230	19,862	83,224	22,029

(D	)	INCOME FROM DISCONTINUED OPERATIONS:
		RENTAL PROPERTY REVENUES	23,766	836	35	(5)	0	3	0	(2)	0
		LEASE TERMINATION FEES & OTHER INCOME	3,155	112	22	0	0	0	0	0	0
		RENTAL PROPERTY OPERATING EXPENSES	(10,257)	(1,516)	(668)	(2)	0	0	0	(2)	0

		TOTAL RENTAL PROPERTY REVENUES LESS RENTAL
		PROPERTY OPERATING EXPENSES	16,664	(568)	(611)	(7)	0	3	0	(4)	0
		PROVISION FOR INCOME TAXES	(2)	0	0	0	0	0	0	0	0
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(25)	(19)	0	0	0	0	0	0

		FUNDS FROM OPERATIONS	16,662	(593)	(630)	(7)	0	3	0	(4)	0

		DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(12,866)	(821)	(467)	0	0	0	0	0	0

		INCOME FROM DISCONTINUED OPERATIONS	3,796	(1,414)	(1,097)	(7)	0	3	0	(4)	0

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD	2010 1st

(E	)	RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER
		INVESTMENT PROPERTY SALES AND COST OF SALES:
		CONSOLIDATED:
		RESIDENTIAL LOT AND OUTPARCEL SALES — CONSOLIDATED:
		LOT SALES	10,497	6,949	2,143	748	553	50	395	1,746	390
		OUTPARCEL SALES	6,788	3,000	4,850	1,800	2,775	1,100	0	5,675	13,429

		TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	17,285	9,949	6,993	2,548	3,328	1,150	395	7,421	13,819

		RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — CONSOLIDATED:
		LOT COST OF SALES	7,620	5,825	1,316	512	373	50	330	1,265	260
		OUTPARCEL COST OF SALES	5,132	1,983	2,460	1,218	1,650	929	(39)	3,758	8,836

		TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES	12,752	7,808	3,776	1,730	2,023	979	291	5,023	9,096

		TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	2,481	4,977	9,204	96	746	349	(6)	1,185	697
		OTHER INVESTMENT PROPERTY SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	11,867	8,184	1,407	113	0	0	(55)	58	0

		RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET -CONSOLIDATED	18,881	15,302	13,828	1,027	2,051	520	43	3,641	5,420

		SUMMARY — CONSOLIDATED:
		LOT SALES NET OF COST OF SALES	2,877	1,124	827	236	180	0	65	481	130
		OUTPARCEL SALES NET OF COST OF SALES	1,656	1,017	2,390	582	1,125	171	39	1,917	4,593
		TRACT SALES NET OF COST OF SALES	2,481	4,977	9,204	96	746	349	(6)	1,185	697
		OTHER INVESTMENT PROPERTY SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	11,867	8,184	1,407	113	0	0	(55)	58	0

		TOTAL CONSOLIDATED SALES, NET	18,881	15,302	13,828	1,027	2,051	520	43	3,641	5,420

		JOINT VENTURES:
		RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES — JOINT VENTURES:
		LOT SALES	38,676	8,718	3,739	790	1,835	859	674	4,158	1,675
		OUTPARCEL SALES	0	0	0	0	0	0	0	0	516
		TRACT SALES	14,235	1,355	4,158	617	0	5	36	658	61

		TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES	52,911	10,073	7,897	1,407	1,835	864	710	4,816	2,252

		RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES — JOINT VENTURES:
		LOT COST OF SALES	30,459	6,896	2,944	695	1,625	648	659	3,627	1,155
		OUTPARCEL COST OF SALES	0	0	0	0	0	0	0	0	430
		TRACT COST OF SALES	7,560	704	966	382	0	1	11	394	15

		TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES	38,019	7,600	3,910	1,077	1,625	649	670	4,021	1,600

		RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES, NET -JOINT VENTURES	14,892	2,473	3,987	330	210	215	40	795	652

		SUMMARY — JOINT VENTURES:
		LOT SALES NET OF COST OF SALES	8,217	1,822	795	95	210	211	15	531	520
		OUTPARCEL SALES NET OF COST OF SALES	0	0	0	0	0	0	0	0	86
		TRACT SALES NET OF COST OF SALES	6,675	651	3,192	235	0	4	25	264	46

		RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES, NET — SHARE OF JOINT VENTURES	14,892	2,473	3,987	330	210	215	40	795	652

		TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET OF COST OF SALES	33,773	17,775	17,815	1,357	2,261	735	83	4,436	6,072

(F	)	MULTI-FAMILY SALES AND COST OF SALES:
		CONSOLIDATED:
		MULTI-FAMILY SALES — CONSOLIDATED:
		MULTI-FAMILY SALES	23,134	20	8,444	0	1,185	9,228	20,428	30,841	10,146
		MULTI-FAMILY COST OF SALES	(19,403)	124	(7,330)	0	(1,185)	(7,372)	(17,072)	(25,629)	(7,970)

		MULTI-FAMILY SALES — CONSOLIDATED, NET	3,731	144	1,114	0	0	1,856	3,356	5,212	2,176

		JOINT VENTURES:
		MULTI-FAMILY SALES — JOINT VENTURES:
		MULTI-FAMILY SALES	56,734	(66)	23,291	0	0	0	175	175	389
		MULTI-FAMILY COST OF SALES	(46,562)	(3,261)	(21,147)	0	0	0	(116)	(116)	(266)
		OTHER, NET	171	3,142	(252)	(1)	2	0	55	56	(6)

		MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	10,343	(185)	1,892	(1)	2	0	114	115	117

		TOTAL MULTI-FAMILY FFO	14,074	(41)	3,006	(1)	2	1,856	3,470	5,327	2,293

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

			2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009 YTD	2010 1st

(G	)	INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
		OPERATING EXPENSES:
		OFFICE PROPERTIES	18,629	7,006	7,473	2,925	3,077	3,074	2,975	12,051	2,976
		RETAIL PROPERTIES	6,215	4,822	7,406	1,913	1,901	1,842	1,929	7,585	1,976

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
		OPERATING EXPENSES	24,844	11,828	14,879	4,838	4,978	4,916	4,904	19,636	4,952
		RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES, NET OF COST OF SALES	14,892	2,473	3,987	330	210	215	40	795	652
		MULTI-FAMILY SALES, NET OF COST OF SALES	10,343	(185)	1,892	(1)	2	0	114	115	117
		INTEREST EXPENSE	(3,534)	(3,378)	(4,567)	(1,045)	(1,023)	(958)	(909)	(3,935)	(899)
		OTHER EXPENSE	(248)	(1,252)	372	(172)	(589)	(343)	(175)	(1,279)	392
		IMPAIRMENT LOSS	0	0	(347)	0	(2,619)	(21,563)	0	(24,182)	0
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(12)	(5)	(79)	(10)	(14)	(10)	(12)	(46)	(6)

		FUNDS FROM OPERATIONS — UNCONSOLIDATED JOINT VENTURES	46,285	9,481	16,137	3,940	945	(17,744)	3,962	(8,897)	5,208
		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	135,618	1,186	0	28	(16)	0	0	12	0
		DEPRECIATION & AMORTIZATION OF REAL ESTATE	(8,819)	(4,571)	(6,416)	(2,148)	(2,160)	(2,182)	(2,264)	(8,754)	(2,288)

		NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	173,084	6,096	9,721	1,820	(1,231)	(19,926)	1,698	(17,639)	2,920

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s website, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and (3) is not the managing member of the venture. Investment Entity debt is not included in any of the financial covenant calculations in the Company’s credit facility. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Fixed Charges Ratio” represents the ratio of EBITDA, as defined in the Company’s Credit Agreement, to Fixed Charges, as defined. EBITDA generally represents net income before interest, taxes, depreciation and amortization, subject to various adjustments. Fixed Charges generally represents interest expense, preferred dividends and ground lease payments. Both EBITDA and Fixed Charges include the proportionate share of the Company’s unconsolidated entities.
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
(“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
     “Funds From Operations, Excluding Loss on Extinguishment of Certain Debt” is FFO adjusted to exclude loss on extinguishment of debt associated with property sales, which the Company has presented in the year ended December 31, 2006 in addition to NAREIT-defined FFO. During 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment, approximately $2.8 million, as a loss on extinguishment of debt. Also during 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this repayment and an additional defeasance charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately $15.4 million in the aggregate, were recorded as loss on extinguishment of debt in 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company believes the charges in 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Leverage Ratio” represents the calculation of Debt to Total Assets, as defined in the Company’s Credit Agreement. Both Debt and Total Assets include the proportionate share of the Company’s unconsolidated entities.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Rental Property Revenues includes rental property revenues of the Company and its unconsolidated joint ventures. Cash Basis Rental Property Revenues excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.